Sub-Item 77O

Rule 10f-3 Transactions

DREYFUS INVESTMENT FUNDS

Dreyfus/Standish Global Fixed Income Fund

On October 7, 2015, Dreyfus/Standish Global Fixed Income Fund (the "Fund"), a series of Dreyfus Investment Funds, purchased 895 3.100% notes, due January 15, 2019 issued by  General Motors Financial Company, Inc. (CUSIP No. 37045XBB1) (the "Notes") at a purchase price of $99.954 per Note, including underwriter compensation of 0.25%.  The Notes were purchased from C.L. King & Associates, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

BNY Mellon Capital Markets, LLC

C.L. King & Associates, Inc.

Deutsche Bank Securities, Inc.

Great Pacific Securities

Itau BBN USA Securities, Inc.

J.P. Morgan Securities LLC

Lloyds Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Santander Investment Securities, Inc.

Siebert Brandford Shank & Co., L.L.C

Société Générale

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on February 24-25, 2016.  These materials include additional information about the terms of the transaction.

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Dreyfus Standish Global Fixed Income Fund

2. Anticipated Purchase Date: 10/7/2015

3. Total Net Assets of Account/Fund: $1,604,205,687

4. Type and Description of Security to be Purchased: 1/15/2019 General Motors Finl. CO 3.1

5. Credit Rating of Security (Rating/Rating Agency): BBB- Fitch / BBB- S&P / Ba1 Moody's

6. Name of Underwriting Syndicate Dealer Effecting Transaction: C.L. King & Associates, Inc.

7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets, INC

8. Issue Size: $1,500,000,000

9. CUSIP: 37045XBB1

10. Amount Purchased by Account/Fund: 895 Units

11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.0596%

12. Amount Purchased as a Percentage of Account/Fund Assets: 0.054%

13. Purchase Price of Securities (if at par, so state): $99.954

14. Commission/Spread Received by Principal Underwriters: .25%

15. Yield (as applicable): 3.1%

16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 3.1%

17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes

2. Was Security Purchased on Offer Date? (Must be Yes): Yes

3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes

4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes

5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No

6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): NA

8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): NA

++

Sub-Item 77O (2)

Rule 10f-3 Transactions

DREYFUS INVESTMEN FUNDS

-Dreyfus/Standish Global Fixed Income Fund

On October 7, 2015, Dreyfus/Standish Global Fixed Income Fund (the "Fund"), a series of Dreyfus Investment Funds, purchased 3,580 3.100% notes, due January 15, 2019 issued by General Motors Financial Co. (CUSIP No. 37045XBB1) (the "Notes") at a purchase price of $99.954 per Note, including underwriter compensation of 0.25%.  The Notes were purchased from Deutsche Bank Securities Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

BNY Mellon Capital Markets, LLC

C.L. King & Associates, Inc.

Deutsche Bank Securities Inc.

Great Pacific Securities

Itau BBA USA Securities, Inc.

J.P. Morgan Securities LLC

Lloyds Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Santander Investment Securities Inc.

Siebert Brandford Shank & Co., L.L.C.

Société Générale

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on February 24-25, 2016.  These materials include additional information about the terms of the transaction.

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Dreyfus Standish Global Fixed Income Fund
2. Anticipated Purchase Date: 10/7/2015
3. Total Net Assets of Account/Fund: $1,604,205,687
4. Type and Description of Security to be Purchased: 1/15/2019 General Motors Finl. CO3.1
5. Credit Rating of Security (Rating/Rating Agency): BBB- Fitch / BBB- S&P / Ba1 Moody's
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Deutsche Bank AG, Canada Branch
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets, INC
8. Issue Size: $1,500,000,000
9. CUSIP: 37045XBB1
10. Amount Purchased by Account/Fund: 3580 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.239%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.223%
13. Purchase Price of Securities (if at par, so state): $99.954
14. Commission/Spread Received by Principal Underwriters: .25%
15. Yield (as applicable): 3.1%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 3.1%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): NA
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): NA

++

Sub-Item 77O (3)

Rule 10f-3 Transactions

DREYFUS INVESTMENT FUNDS

-Dreyfus/Standish Global Fixed Income Fund

On October 16, 2015, Dreyfus/Standish Global Fixed Income Fund (the "Fund"), a series of Dreyfus Investment Funds, purchased 3,960 4.25% notes, due October 21, 2025 issued by The Goldman Sachs Group, Inc. ("Notes") at a purchase price of $99.3 per Note, including underwriter compensation of 0.45%.  The Notes were purchased from Goldman, Sachs & Co, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

ABN AMRO

BBVA Securities

BNY Mellon Capital Markets, LLC

Capital One Securities

Commerzbank

DBS Bank LTD.

Drexel Hamilton

Fifth Third Securities

Goldman, Sachs & Co.

ING

KeyBanc Capital Markets

Lloyds Securities

Loop Capital Markets

Mischler Financial Group, Inc.

Mizuho Securities

Natixis

PNC Capital Markets LLC

RBC Capital Markets

RBC

Santander

Scotiabank

Siebert Capital Markets

SunTrust Robinson Humphrey

TD Securities

US Bancorp

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on February 24-25, 2016 These materials include additional information about the terms of the transaction.

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: DREYFUS STANDISH GLOBAL FIXED INCOME FUND

2. Anticipated Purchase Date: 10/16/2015

3. Total Net Assets of Account/Fund: $1,638,925,908.98

4. Type and Description of Security to be Purchased: 10/21/2025 GOLDMAN SACHS GROUP INC 4.25

5. Credit Rating of Security (Rating/Rating Agency): A- Fitch / BBB- S&P / Baa2 Moody's

6. Name of Underwriting Syndicate Dealer Effecting Transaction: Goldman Sachs & Co.

7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets, INC

8. Issue Size: 2,000,000,000

9. CUSIP: 38141GVR2

10. Amount Purchased by Account/Fund: 3960 Units

11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.198%

12. Amount Purchased as a Percentage of Account/Fund Assets: 0.24%

13. Purchase Price of Securities (if at par, so state): $99.3

14. Commission/Spread Received by Principal Underwriters: 0.45%

15. Yield (as applicable): 4.25%

16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 4.25%

17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**

2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**

3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**

4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**

5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**

6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**

8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

++

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

	Joseph W. Connolly *Chief Compliance Officer* Dreyfus Funds	1/20/16

4th Quarter 2015

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Sub-Item 77O (4)

Rule 10f-3 Transactions

DREYFUS INVESTMENT FUNDS

-Dreyfus/Standish Global Fixed Income Fund

On March 15, 2016, Dreyfus/Standish Global Fixed Income Fund (the "Fund"), a series of Dreyfus Investment Funds, purchased 3,475 3.336% notes, due March 18, 2021 issued by Ford Motor Credit Company LLC (CUSIP No. 345397XW8) (the "Notes") at a purchase price of $100.00  per Note, including underwriter compensation of 0.350%.  The Notes were purchased from HSBC Securities (USA), Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Banco Bradesco BBI S.A.

BB Securities Ltd.

BNY Mellon Capital Markets, LLC

Commerz Markets LLC

HSBC Securities (USA) Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

RBC Capital Markets, LLC

SG Americas Securities, LLC

U.S. Bancorp Investments, Inc.

UniCredit Capital Markets LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on April 27-28, 2016.  These materials include additional information about the terms of the transaction.

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Dreyfus Investment Funds; Dreyfus/Standish Global Fixed Income Fund

2. Anticipated Purchase Date: 3/15/2016

3. Total Net Assets of Account/Fund: $2,279,636,579.78

4. Type and Description of Security to be Purchased: FORD MOTOR CREDIT CO LLC3.336 3/18/2021

5. Credit Rating of Security (Rating/Rating Agency): Fitch BBB-, S&P BBB, Moody Baa2

6. Name of Underwriting Syndicate Dealer Effecting Transaction: HSBC SECURITIES (USA), INC.

7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets, LLC

8. Issue Size: 1,750,000,000

9. CUSIP: 345397XW8

10. Amount Purchased by Account/Fund: 3,475 Units

11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.199%

12. Amount Purchased as a Percentage of Account/Fund Assets: 0.152%

13. Purchase Price of Securities (if at par, so state): $100

14. Commission/Spread Received by Principal Underwriters: .350%

15. Yield (as applicable): 3.336%

16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 3.336%

17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes

2. Was Security Purchased on Offer Date? (Must be Yes): Yes

3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes

4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes

5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No

6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): N/A

8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): N/A

++

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification		
I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarising any reportable transactions and compliance with each fund's policies. *I attest that:* ➢ The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown. ➢ The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable. ➢ Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.		
	Joseph W. Connolly *Chief Compliance Officer* Dreyfus Funds	4/15/16

1st Quarter 2016

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